                                                                   EXHIBIT 10.14

                    CREDENTIALS SERVICES INTERNATIONAL, INC.

                         FORM OF COMMON STOCK AGREEMENT

         THIS AGREEMENT is dated as of _______________ among CREDENTIALS SERVICES INTERNATIONAL, INC., a Delaware corporation (the "Corporation"), CSI INVESTMENT PARTNERS II, L.P., ("Partnership") and _________________ ("Restricted Shareholder").

                              W I T N E S S E T H:

         WHEREAS, the Restricted Shareholder is a Class B Limited Partner in the Partnership. By virtue of Section 4.2.1 of the Second Amended and Restated Agreement of the Partnership as of the same date of this Agreement, the Restricted Shareholder withdraws from the Partnership and pursuant to Section 4.2.1, is entitled to receive common stock ("Stock") of the Corporation, subject to the terms of this Agreement:

         NOW, THEREFORE, it is agreed among the parties as follows:

         1. (a) In consideration for the Restricted Shareholder's withdrawal from the Partnership and the Restricted Shareholder's execution of the promissory note attached hereto as Exhibit D, the Partnership shall distribute _______________________________ ____________________ hundredths (_____.__)
shares of Stock to Restricted Shareholder in satisfaction of all rights, claims or interest Restricted Shareholder shall have as a partner in the Partnership.

         2. All shares of the Stock acquired by the Restricted Shareholder pursuant to this Agreement (the "Option Stock") shall be subject to the same restrictions applicable under Section 3.5.3 of the agreement of the Partnership, now provided in the following option (the "Forfeiture Option"):

         (a) In the event the Restricted Shareholder ceases to be continuously employed by the Corporation, or a parent or subsidiary of the Corporation, for any reason, with or without cause, the Corporation may exercise the Forfeiture Option. For the purposes of this Agreement, Restricted Shareholder's "continuous employment" shall cease when Restricted Shareholder ceases to be actively employed by, or a consultant or adviser to, the Corporation or a parent or subsidiary of the Corporation as determined by and in the sole discretion of the Board of Directors of the Corporation. A leave of absence, regardless of the reason therefor, shall be deemed to constitute the cessation of Restricted Shareholder's active employment unless such leave is authorized by the Corporation in writing upon approval of the Corporation's Board of Directors, and Restricted Shareholder returns within the time specified in such authorization; provided, however, that if the Restricted Shareholder dies or becomes totally and permanently disabled during any such leave of absence, the Restricted Shareholder's continuous employment will be deemed to have terminated as of the date of Restricted Shareholder's death or the date the Board of Directors determines Restricted Shareholder to be totally and permanently disabled.

         (b) Accordingly, the Corporation shall have the right at any time within 60 days after the later of said termination or the date any approved leave terminates (if Restricted Shareholder fails to return within the time specified) to receive from Restricted Shareholder the number of shares equal to the number of shares of Option Stock less the product (rounded to the nearest integer) of the number of shares of Option Stock times the following percentage, as applicable:

         If termination occurs:                    Then percentage is:
         on or before April 30, 1998               0%, or if later,
         but on or before April 30, 1999           33 1/3%, or if later,
         but on or before April 30, 2000           66 2/3%, or
         if on or after May 1, 2000                100%.

         (c) Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Corporation, or a parent or subsidiary of the Corporation, to terminate Restricted Shareholder's employment, for any reason, with or without cause.

         3. The Forfeiture Option shall be exercised by written notice signed by an officer of the Corporation and delivered or mailed as provided in
Section 16 of this Agreement and to the Escrow Agent as provided in Section 16 of the Joint Escrow Instructions attached as Exhibit A to this Agreement.

         4. If the Corporation waives or fails to exercise the Forfeiture Option as to all of the shares subject thereto, the Corporation may, in the discretion of its Board of Directors, assign the Forfeiture Option to any other holder or holders of preferred or common stock of the Corporation in such proportions as such Board of Directors may determine. In the event of such an assignment, the assignee shall pay to the Corporation in cash an amount equal to the fair market value of the Forfeiture Option. The Corporation shall promptly, upon expiration of the 60-day period referred to in
Section 2 above, notify Restricted Shareholder of the number of shares subject to the Forfeiture Option assigned to such stockholders and shall notify both the Restricted Shareholder and the assignees of the time, place and date for settlement of such purchase, which must be made within 90 days from the date of cessation of continuous employment. In the event that the Corporation and/or such assignees do not elect to exercise the Forfeiture Option as to all or part of the shares subject to it, the Forfeiture Option shall expire as to all shares which the Corporation and/or such assignees have not elected to purchase.

         5. (a) As security for Restricted Shareholder's faithful performance of the terms of this Agreement and to ensure the availability for delivery of Restricted Shareholder's shares upon exercise of the Forfeiture Option herein provided for, Restricted Shareholder agrees at the Closing hereunder, to deliver to and deposit with the Escrow Agent named in the Joint Escrow Instructions attached hereto as Exhibit A, the certificate or certificates evidencing the Option Stock and two Assignments Separate from Certificate duly executed (with date and number of shares in blank) in the form attached hereto as Exhibit C. Such documents are to be held by the Escrow Agent and delivered by the Escrow Agent pursuant to the Joint Escrow Instructions, which instructions shall also be delivered to the Escrow Agent at the Closing hereunder.

         (b) Within 30 days after the last day of each successive completed calendar quarter after the Closing Date, if Restricted Shareholder so requests, the Escrow Agent will deliver to Restricted Shareholder certificates representing so many shares of Stock as are no longer subject to the Forfeiture Option (less such shares as have been previously delivered). Sixty days after cessation of Restricted Shareholder's continuous employment the Corporation will direct the Escrow Agent to deliver to Restricted Shareholder a certificate or certificates representing the number of shares of Option Stock not repurchased by the Corporation or its assignees pursuant to exercise of the Forfeiture Option (less such shares as have been previously delivered).

         6. Subject to the provisions of the Certificate of Incorporation of the Corporation, if, from time to time during the term of the Forfeiture
Option:

                 (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Corporation, or

                 (b) there is any consolidation, merger or sale of all or substantially all, of the assets of the Corporation,

then, in such event, any and all new, substituted or additional securities or other property to which Restricted Shareholder is entitled by reason of Restricted Shareholder's ownership of the Option Stock shall be immediately subject to such Forfeiture

Option and be included in the term "Option Stock" for all purposes of the Forfeiture Option with the same force and effect as the shares of Option Stock from time to time subject to the Forfeiture Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Option Stock upon exercise of the Forfeiture Option shall be appropriately and equitably adjusted as determined by the Board of Directors of the Corporation.

         7. Before any shares of Stock registered in the name of Restricted Shareholder and not subject to the Forfeiture Option may be sold or transferred, such shares shall first be offered to the Corporation as follows:

         (a) Restricted Shareholder shall promptly deliver a notice ("Notice") to the Corporation stating (i) Restricted Shareholder's bona fide intention to sell or transfer such shares, (ii) the number of such shares to be sold or transferred, and the basic terms and conditions of such sale or transfer, (iii) the price for which Restricted Shareholder proposes to sell or transfer such shares, (iv) the name of the proposed purchaser or transferee, and (v) proof satisfactory to the Corporation that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Notice shall be signed by both Restricted Shareholder and the proposed purchaser or transferee and must constitute a binding commitment subject to the Corporation's rights of first offer as set forth herein.

         (b) Within 30 days after receipt of the Notice, the Corporation may elect to purchase all or none of the shares to which the Notice refers, at the price per share specified in the Notice. The Corporation may elect to purchase some but not all of such shares if the Corporation assigns its right to purchase the remaining shares so that all of the shares to which the Notice refers are purchased within 30 days after receipt by the Corporation of the Notice at the price per share specified in the Notice. An election to purchase shall be made by written notice to Restricted Shareholder. Payment for all shares elected to be purchased pursuant to this Section 7 shall be made within 30 days of the receipt by the Corporation of the Notice.

         (c) If all of the shares to which the Notice refers are not elected to be purchased, as provided in subparagraph 7(b) hereof, Restricted Shareholder may sell the shares to any person named in the Notice at the price specified in the Notice, provided that such sale or transfer is consummated within three months of the date of said Notice to the Corporation, and provided, further, that any such sale is made in compliance with applicable federal and state securities laws and any other law, and with restrictions imposed by the Corporation's underwriters, if any, and not in violation of any other contractual restrictions to which Restricted Shareholder is bound. The third-party purchaser shall acquire the shares of stock free and clear of the Corporation's rights of first offer.

         (d) Any proposed transfer on terms and conditions different from those set forth in the Notice, as well as any subsequent proposed transfer shall again be subject to the Corporation's rights of first offer and shall require compliance with the procedures described in this Section 7.

         (e) Restricted Shareholder agrees to cooperate affirmatively with the Corporation, to the extent reasonably requested by the Corporation, to enforce rights and obligations pursuant to this Agreement.

         (f) Notwithstanding the above, neither the Corporation nor any assignee of the Corporation under this Section 7 shall have any right under this Section 7 at any time subsequent to the closing of a public offering of the common stock of the Corporation pursuant to a registration statement declared effective under the Securities Act of 1933, as amended (the "Securities Act").

         (g) This Section 7 shall not apply to a transfer by will or intestate succession, provided that the transferee shall execute a copy of the attached Exhibit B and file the same with the Secretary of the Corporation.

         8. If the Corporation makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Stock to be repurchased in accordance with the provisions of Sections 2 and 7 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

         9. Restricted Shareholder shall have the right to transfer all or any portion of Restricted Shareholder's interest in the shares issued under this Agreement which have been delivered to Restricted Shareholder under the provisions of Section 5 of this Agreement, to a trust established by Restricted Shareholder for the benefit of Restricted Shareholder, Restricted Shareholder's spouse or Restricted Shareholder's children, without being subject to the provisions of Section 7 hereof, provided that the trustee on behalf of the trust shall agree in writing to be bound by the terms and conditions of this Agreement. The transferee shall execute a copy of the attached Exhibit B and file the same with the Secretary of the Corporation.

         10. All certificates representing the Stock purchased under this Agreement shall, where applicable, have endorsed thereon the following legends:

         (a) "The shares represented by this Certificate are subject to certain restrictions on transfer and options to purchase such shares set forth in an agreement between CREDENTIALS SERVICES INTERNATIONAL, INC. and the registered holder, or such holder's predecessor in interest. Such agreement imposes certain transfer restrictions and grants certain repurchase rights and rights of first offer to the Corporation (or its assigns) upon the sale of the shares or upon termination of service with the Corporation. A copy of such agreement is on file at the principal office of the Corporation and will be furnished upon written request to the Secretary of the Corporation by the holder of record of the shares represented by this Certificate."

         (b) "The securities represented by this Certificate have not been registered under the Securities Act of 1933. These securities have been acquired for investment and not with a view to distribution or resale, and may not be transferred without an effective registration statement for such shares under the Securities Act of 1933, or pursuant to Rule 144 under such Act or an opinion of counsel satisfactory to the Corporation that registration is not required under such Act."

         (c) Any legend required to be placed thereon by the California Commissioner of Corporations and any state securities law.

         11. (a) This Agreement is made with Restricted Shareholder in reliance upon Restricted Shareholder's representation to the Corporation, which by Restricted Shareholder's acceptance hereof Restricted Shareholder confirms, that the Stock which Restricted Shareholder will receive will be acquired with Restricted Shareholder's own funds for investment for an indefinite period for Restricted Shareholder's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Restricted Shareholder has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Restricted Shareholder's property shall at all times be within Restricted Shareholder's control. By executing this Agreement, Restricted Shareholder further represents that Restricted Shareholder does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation, to such person or to any third person, with respect to any of the Stock.

         (b) Restricted Shareholder understands that the Stock will not be registered under the Securities Act on the ground that the sale provided for in this Agreement is exempt from registration under the Securities Act, and that the Corporation's reliance on such exemption is predicated on Restricted Shareholder's representations set forth herein.

         (c) Restricted Shareholder agrees that in no event will Restricted Shareholder make a disposition of any of the Stock (including a disposition under Section 9 of this Agreement), unless and until (i) Restricted Shareholder shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a statement of the circumstances surrounding the proposed disposition and (ii) Restricted Shareholder shall have furnished the Corporation with an opinion of counsel satisfactory to the Corporation to the effect that (A) such disposition will not require registration of such Stock under the Securities Act or (B) appropriate action necessary for compliance with the Securities Act has been taken or (iii) the Corporation shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this section.

         (d) In connection with the investment representations made herein, Restricted Shareholder represents that Restricted Shareholder is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Restricted Shareholder's investment, has the ability to bear the economic risks of Restricted Shareholder's investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Corporation.

         (e) Restricted Shareholder understands that if the Corporation does not register with the Securities and Exchange Commission pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or if a registration statement covering the Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when Restricted Shareholder desires to sell the Stock, Restricted Shareholder may be required to hold the Stock for an indeterminate period. Restricted Shareholder also acknowledges that Restricted Shareholder understands that any sale of the Stock which might be made by Restricted Shareholder in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule.

         12. The Corporation covenants and agrees that (a) at all times after it first becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Securities Act, and that if prior to becoming subject to such reporting requirements an over-the-counter market develops for the Stock, it will make publicly available the information required by Rule 144(c)(2); (b) it will furnish Restricted Shareholder, upon request, with all information required for the preparation and filing of Form 144; and (c) it will on a timely basis use its best efforts to file all reports required to be filed and make all disclosures, including disclosures of materially adverse information, required to permit Restricted Shareholder to make the required representations in Form 144.

         13. The Corporation shall not be required (a) to transfer on its books any shares of Stock of the Corporation which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

         14. Except as otherwise provided herein, Restricted Shareholder shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Corporation with respect to the Stock.

         15. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

         16. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address hereinafter shown below such party's signature or at such other address as such party may designate by 10 days' advance written notice to the other party hereto.

         17. This Agreement shall inure to the benefit of the successors and assigns of the Corporation and, subject to the restrictions on transfer herein set forth, be binding upon Restricted Shareholder and Restricted Shareholder's heirs, executors, administrators, successors and assigns. The failure of the Corporation in any instance to exercise the Forfeiture Option or rights of first offer described herein shall not constitute a waiver of any other Forfeiture Option or right of first offer that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

         18. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of California, except with respect to choice of law.

         19. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY
SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         20. No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

         21. This Agreement constitutes the entire complete and final agreement between the Corporation and Restricted Shareholder regarding the Stock. Any and all prior agreements and negotiations are merged herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

CREDENTIALS SERVICES
INTERNATIONAL, INC.                     Restricted Shareholder

By
   -------------------------            ----------------------------------------

   -------------------------

   -------------------------


Address:                                Address:

333 City Boulevard West
                                        ----------------------------------------
Orange, CA 92868
                                        ----------------------------------------

                                   EXHIBIT A
                           JOINT ESCROW INSTRUCTIONS

                                   ___________

Secretary
CREDENTIALS SERVICES INTERNATIONAL, INC.
333 City Boulevard West
Orange, CA 92868

Dear Sir:

         As Escrow Agent for both CREDENTIALS SERVICES INTERNATIONAL, INC., a Delaware corporation (the "Corporation"), and __________________ ("Restricted Shareholder"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Common Stock Purchase Agreement (the "Agreement") of even date herewith, to which a copy of these Joint Escrow Instructions is attached as Exhibit A, in accordance with the following instructions:

         1. In the event the Corporation shall elect to exercise the Forfeiture Option set forth in the Agreement, the Corporation shall give to Restricted Shareholder and you a written notice as provided in the Agreement. Restricted Shareholder and the Corporation hereby irrevocably authorize and direct you to close the transaction contemplated by such notice, including prompt delivery of stock certificates.

         2. At the closing, you are directed (a) to date the stock assignment form or forms necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate or certificates evidencing the shares to be transferred, to the

Corporation against the simultaneous delivery to you of the purchase price (by certified or bank cashier's check) for the number of shares being purchased pursuant to the exercise of the Forfeiture Option.

         3. Restricted Shareholder irrevocably authorizes the Corporation to deposit with you any certificates evidencing shares to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Restricted Shareholder does hereby irrevocably constitute and appoint you as Restricted Shareholder's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 3, Restricted Shareholder shall exercise all rights and privileges, including but not limited to, the right to vote and to receive dividends (if any), of a stockholder of the Corporation while the shares are held by you.

         4. In accordance with the terms of Section 5 of the Agreement, you may from time to time deliver to Restricted Shareholder a certificate or certificates representing so many shares as are no longer subject to the Forfeiture Option.

         5. This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

         6. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Restricted Shareholder, you shall deliver all of same to Restricted Shareholder and shall be discharged from all further obligations hereunder.

         7. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         8. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Restricted Shareholder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         9. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         10. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         11. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         12. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

         13. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Corporation or if you shall resign by written notice of each party. In the event of any such termination, the Corporation shall appoint any officer of the Corporation as successor Escrow Agent.

         14. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         15. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         16. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by 10 days' advance written notice to each of the other parties hereto.

                 Corporation:              CREDENTIALS SERVICES
                                             INTERNATIONAL, INC.
                                           333 City Boulevard West
                                           Orange, CA 92868

                 Restricted Shareholder:   Notices to Restricted Shareholder
                                           shall be sent to the address set
                                           forth below Restricted Shareholder's
                                           signature on the Agreement.

                 Escrow Agent:             Secretary
                                           CREDENTIALS SERVICES
                                             INTERNATIONAL, INC.
                                           333 City Boulevard West
                                           Orange CA, 92868

         17. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         18. This instrument shall be governed by and construed in accordance with the laws of the State of California, except with respect to choice of law.

         19. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                                         Very truly yours,

                                         CREDENTIALS SERVICES
                                         INTERNATIONAL, INC.


                                         By
                                            ------------------------------------

ESCROW AGENT:                            Restricted Shareholder:


-----------------------------------      ---------------------------------------


-----------------------------------
Secretary
                                         Address:

                                         CREDENTIALS SERVICES
                                           INTERNATIONAL, INC.
                                         333 City Boulevard West
                                         Orange, CA 92868

                                   EXHIBIT B

                  ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND
                   BY THE COMMON STOCK PURCHASE AGREEMENT OF
                    CREDENTIALS SERVICES INTERNATIONAL, INC.
                             A DELAWARE CORPORATION

         The undersigned, as transferee of shares of CREDENTIALS SERVICES INTERNATIONAL, INC., hereby acknowledges that he or she has read and reviewed the terms of the Common Stock Purchase Agreement of CREDENTIALS SERVICES INTERNATIONAL, INC. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

         Dated:  ____________________, 199_.

                                                By _____________________________

                                   EXHIBIT C
                      ASSIGNMENT SEPARATE FROM CERTIFICATE

  FOR VALUE RECEIVED _________________________________ hereby sells, assigns and transfers unto _________________________ ________________________
(________) shares of the Common Stock of CREDENTIALS SERVICES INTERNATIONAL, INC., a Delaware corporation (the "Corporation"), standing in __________ name on the books of the Corporation represented by Certificate No. ___________ herewith and hereby irrevocably constitutes and appoints ________________ Attorney to transfer said stock on the books of the Corporation with full power of substitution in the premises.

  Dated:  ____________________, 199_.

                                          ____________________________________

                                               __________________________

                                   EXHIBIT D

                                PROMISSORY NOTE


$_______.__                                                   Orange, California
                                                         Dated November __, 1997

         FOR VALUE RECEIVED, ____________________, an Individual ("Maker"), promises to pay CSI Investment Partners II, L.P., a Delaware limited partnership ("Holder"), at Orange, California the principal sum of __________________________________________ DOLLARS U.S. ($_______.__) plus interest thereon on the terms set forth below. This note is being given in connection with the Restricted Stock Agreement among the Maker, Holder and Credentials Services International, Inc.

         Maturity Date. The unpaid balance of this Note and all accrued but unpaid interest shall be due and payable on May 1, 2000.

         Interest. The unpaid balance outstanding under this Note shall bear monthly compounded interest at the rate of six and sixty-four one- hundredths percent (6.64%) per annum.

         Payment. Payment of principal and interest by Maker under this Note shall be due and payable as follows:

         (i)  All payments shall be made in United States dollars;

         (ii) On each December 31, while any unpaid balance remains outstanding on this Note, all accrued but unpaid interest shall be due and payable; and

         (iii) On May 1, 2000 all unpaid principal and all accrued but unpaid interest shall be due and payable.

         Prepayment. Maker reserves the right to prepay the unpaid principal balance and any accrued interest, or any portion thereof, at any time without penalty. Each such prepayment shall be credited first to interest then accrued and the remainder to principal, and the charge of interest shall thereupon cease upon the principal so credited.

         Default.  This Note shall be in default upon any of the following:

                 (a) Failure of Maker to pay any principal, interest or other amount due under this Note when due should such default not be cured within thirty (30) days after written notice thereof is delivered to Maker at its last known address;

                 (b) Failure of Maker to perform or observe any other term, covenant or agreement to be performed or observed by it pursuant to this Note should such failure not be cured within thirty (30) days after written notice thereof is delivered to Maker at its last known address;

                 (c) (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Maker in an involuntary case under Title 7 or 13 of the United States Code entitled "Bankruptcy" (as now or hereafter in effect, or any successor thereto, the "Bankruptcy Code") or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Maker under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Maker or over all or a substantial part of Maker's property shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of Maker for all or a substantial part of Maker's property shall have occurred; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Maker, and, in the case of any event described in this clause
                 (ii), such event shall have continued for 60 days unless dismissed, bonded or discharged; or

                 (d) An order for relief shall be entered with respect to Maker, or Maker shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of Maker's property; or Maker shall make an assignment for the benefit of creditors; or Maker shall be unable or fail, or shall admit in writing Maker's inability, to pay Maker's debts as such debts become due; or the Board of Directors of Maker (or any committee thereof) shall adopt any resolution or otherwise authorize action to approve any of the foregoing.

         At such time as this Note becomes in default, the then unpaid principal and interest shall, at the election of Holder, be immediately due and payable, all without demand, presentment or notice, each of which is hereby waived by Maker, and Holder shall have all other rights accorded under this Note. All sums remaining unpaid on an accelerated maturity date shall bear interest at the rate specified above.

         Non-Assignability. Neither Maker nor Holder may assign any of its obligations without the prior written consent of the other (which consent may be withheld in such other party's sole discretion).

         No Waiver. No failure or delay on the part of Holder to exercise any right, power or privilege under this Note and no course of dealing between Maker and Holder shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         Attorneys' Fees. Maker agrees to indemnify Holder against any losses, claims, damages and liabilities and related expenses, including reasonable counsel fees and expenses, incurred by Holder arising out of or in connection with the transactions contemplated by this Note. In particular, Maker promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in connection with the collection and enforcement of this Note.

         Limit on Interest Rate. This Note is hereby limited so that in no event shall the amount of interest paid or agreed to be paid by Maker exceed the maximum amount permissible under applicable law. If, for any reason, any interest in excess of the maximum amount permitted by law is paid, such amount shall be applied to the reduction of the principal amount owing under this Note.

         Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of California.

         Severability. In the event that any provision of this Note shall be declared to be void or unenforceable by any arbitrator or court of competent jurisdiction, the remainder of this Note shall continue to be in full force and effect.

                                       MAKER:

                                             ___________________________________

                                             ___________________________________

DO NOT DESTROY THIS ORIGINAL NOTE: WHEN PAID, SAID ORIGINAL NOTE SHOULD BE SURRENDERED TO MAKER FOR CANCELLATION AND RETENTION.